UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2012

CBIZ, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32961	22-2769024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6050 Oak Tree Boulevard, South, Suite 500 Cleveland, Ohio		44131
(Address of principal executive offices)		(Zip Code)

216-447-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 25, 2012, CBIZ, Inc. (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2012. A copy of the press release is furnished herewith as Exhibit 99.1. A transcript of CBIZ’s earnings conference call held on October 25, 2012 is furnished herewith as Exhibit 99.2. The exhibits contain, and may implicate, forward-looking statements regarding the Company and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of CBIZ, Inc. dated October 25, 2012, announcing its financial results for the three and nine months ended September 30, 2012.

99.2	Transcript of earnings conference call held on October 25, 2012, discussing CBIZ’s financial results for the three and nine months ended September 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 30, 2012	CBIZ, INC.

	By:	/s/ Ware H. Grove
	Name:	Ware H. Grove
	Title:	Chief Financial Officer